Filed pursuant to Rule 497(a)

Registration File No. 333-231271

Rule 482ad

Sixth Street Specialty Lending, Inc. Announces Public Offering of Common Stock

NEW YORK—(BUSINESS WIRE)— Feb. 18, 2021 —Sixth Street Specialty Lending, Inc. (NYSE:TSLX) (“TSLX” or the “Company”) announced today that it has launched a public offering of 4,000,000 shares of its common stock. TSLX also plans to grant the underwriters for the offering an option to purchase up to an additional 600,000 shares of its common stock. The offering will be made pursuant to a registration statement, which has been filed with, and declared effective by, the Securities and Exchange Commission (the “SEC”). The completion of the proposed offering depends upon several factors, including market and other conditions.

TSLX expects to use the net proceeds of the offering to pay down outstanding debt under its revolving credit facility. However, through re-borrowing under the revolving credit facility, the Company intends to make new investments in accordance with its investment objectives and strategies outlined in the preliminary prospectus supplement and the accompanying prospectus described below in greater detail.

Morgan Stanley, BofA Securities, Wells Fargo Securities, Goldman Sachs & Co. LLC, Keefe, Bruyette & Woods, A Stifel Company, Raymond James, RBC Capital Markets and JMP Securities are acting as joint book-running managers for this offering.

Investors are advised to carefully consider the investment objectives, risks, charges and expenses of the Company before investing. The preliminary prospectus supplement dated February 18, 2021 and the accompanying prospectus dated May 7, 2019, which have been filed with the SEC, contain this and other information about the Company and should be read carefully before investing.

The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this press release are not offers to sell any securities of TSLX and are not soliciting an offer to buy such securities in any state or jurisdiction where such offer and sale is not permitted.

A shelf registration statement relating to these securities is on file with and has been declared effective by the SEC. The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus, copies of which may be obtained from: Morgan Stanley, Attention: Prospectus Department, 180 Varick Street, 2nd Floor, New York, New York 10014.

About Sixth Street Specialty Lending, Inc.

Sixth Street Specialty Lending, Inc. is a specialty finance company focused on lending to middle-market companies. The Company seeks to generate current income primarily in U.S.-domiciled middle-market companies through direct originations of senior secured loans and, to a lesser extent, originations of mezzanine and unsecured loans and investments in corporate bonds and equity securities. The Company has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940 and the rules and regulations promulgated thereunder. TSLX is externally managed by Sixth Street Specialty Advisers, LLC, an affiliate of Sixth Street and an SEC registered investment adviser. TSLX leverages the deep investment, sector, and operating resources of Sixth Street Partners, LLC, a global investment firm with over $50 billion of assets under management as of December 31, 2020.

Forward-Looking Statements

Statements included herein may constitute “forward-looking statements,” which relate to future events or the Company’s future performance or financial condition. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about the Company, its current and prospective portfolio investments, its industry, its beliefs and opinions, and its assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” “outlook,” “potential,” “predicts” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the Company’s control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements including, without limitation, the risks, uncertainties and other factors identified in the Company’s filings with the SEC. Investors should not place undue reliance on these forward-looking statements, which apply only as of the date on which the Company makes them. The Company does not undertake any obligation to update or revise any forward-looking statements or any other information contained herein, except as required by applicable law.

Source: Sixth Street Specialty Lending, Inc.

Investors:

Lucy Lu

212-601-4753

IRTSLX@sixthstreet.com

Media:

Patrick Clifford

617-793-2004

Sixth Street

PClifford@sixthstreet.com